UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      June 21, 2007
                                                    --------------------------

                          FIRST AVIATION SERVICES INC.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
    ------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-21995                              06-1419064
    ------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

         15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                                 06880-4214
    ------------------------------------------------------------------------
    (Address of Principal Executive Offices)                   (Zip Code)

                                 (203) 291-3300
    ------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 27, 2007, Aerospace Products International Inc., (the "Borrower") and Aerospace Products International Ltd. ("Affiliate Guarantor"), each a direct wholly-owned subsidiaries of First Aviation Services, Inc. (the "Registrant") entered into a Senior Subordinated Promissory Note and Security Agreement (the "Note and Security Agreement") with JEM III, LLC (the "Lender"). On such date, Affiliate Guarantor also entered into a Guaranty (the "Affiliate Guaranty") on behalf of the Borrower with the Lender; the Registrant entered into a Guaranty (the "Guaranty") as Guarantor and on behalf of the Borrower and Affiliate Guarantor, with the Lender; and the Registrant, the Borrower and Affiliate Guarantor entered into a Debt and Lien Subordination Agreement (the "Subordination Agreement") with the Lender and TD BankNorth, N.A., (the "Senior Lender").

      The Note and Security Agreement provides for a term loan to the Borrower from the Lender (the "Loan") up to the principal amount of $5 million (the "Principal Amount"). On June 21, 2007, a Loan in the amount of $3 million was advanced to the Borrower by the Lender which is governed by the Note and Security Agreement.

      The Note and Security Agreement is intended as a bridge facility for the Borrower while the Borrower continues negotiations with the Senior Lender to amend its Second Amended and Restate Loan and Security Agreement (the "Senior Loan Agreement") to increase the maximum borrowing capacity of the revolving loan facility under such agreement (the "Revolving Loan Facility") to $32 million from its current borrowing limit of $25 million.

      The Loan bears an interest rate of LIBOR plus 2.25% per annum. The Note and Security Agreement provides for a maturity date of July 20, 2007 which, in the event that on such date the Borrower certifies that it continues to be engaged in good faith negotiations with the Senior Lender to increase the maximum capacity of the Revolving Loan Facility, can be extended until the earlier of August 20, 2007 or the date of termination or expiration of the Revolving Loan Facility. The Loan and all interest thereon is payable in cash on the maturity date, and any amount owed under the Note and Security Agreement which is not paid on such date will bear interest at a rate of LIBOR plus 5.0% per annum. The interest rates provided in the Note and Security Agreement are the same as provided in the Senior Loan Agreement.

        The Registrant will act as Guarantor with respect to the obligations of the Borrower and Affiliate Guarantor under the Agreement pursuant to the terms set forth in the Note and Security Agreement and in the Guaranty. Affiliate Guarantor will act as Guarantor with respect to the obligations of the Borrower pursuant to the terms set forth in the Note and Security Agreement and in the Affiliate Guaranty.

      The Note and Security Agreement grants to the Lender a security interest in the Registrant's collateral under the same terms and conditions governing the grant of security interests and remedies by the Borrower to the Senior Lender pursuant to the Senior Loan Agreement, except that such security interest will be subordinate to the Senior Lender.

      The Lender agrees to subordinate the Loan to the Borrower's Revolving Loan Facility with the Senior Lender pursuant to the terms set forth in the Subordination Agreement.

      The Note and Security Agreement provides the Borrower the ability to prepay the Loan on ten days' prior notice.

      Both the Guaranty and the Affiliate Guaranty, contain representations, warranties and covenants that are typical for this type of agreement, including the Registrant or Affiliate Guarantor, as applicable, providing unconditional payment guaranties, restrictions on subrogation; access to records and premises; certain financial statements and reports; limitations on ability to consolidate, merge or sell, lease or otherwise transfer all or substantially all assets; limitations on a limitations on the incurrence of debt by the Registrant; and limitations on contingent liabilities by the Registrant.

      JEM III, LLC is a limited liability company controlled by Aaron P. Hollander, the Registrant's Chairman of the Board of Directors and Chief Executive Officer. Mr. Hollander beneficially co-owns First Equity Group Inc. ("First Equity Group"), the majority stockholder of the Registrant.

      The Registrant and First Equity Development Inc. ("First Equity"), the wholly-owned subsidiary of First Equity Group, have an agreement relating to the allocation of potential investment and acquisition opportunities in the aerospace parts distribution and logistics businesses. The agreement was approved by the independent members of the Board of Directors on a month-to-month basis effective February 1, 2004. Pursuant to the agreement, neither First Equity nor any of its majority-owned subsidiaries will consummate any acquisition of a majority interest in any aerospace parts distribution and logistics business anywhere in the world (a "Covered Acquisition"), without first notifying the Registrant and providing the Registrant with the opportunity to choose to effect the Covered Acquisition for its own account. The Registrant's decision as to whether to effect the Covered Acquisition will be made by the independent members of the Board of Directors of the Registrant. The agreement can be terminated by either party upon 30 days' written notice to the other party. The agreement does not apply to any proposed acquisition by First Equity of any business that generates less than 15% of its aggregate net sales from aerospace parts distribution or logistics, or to any advisory services performed by First Equity on behalf of third parties.

      The Registrant subleases from First Equity approximately 3,000 square feet of office space in Westport, Connecticut. The leased space is utilized by the Registrant as its corporate headquarters. First Equity also utilizes space in the same premises. The sublease, which became effective April 21, 1997, is for a period of ten years, and is cancelable by either party with six months notice. First Equity has renewed the lease for an additional five-year period beginning in April 2007. Lease payments under this sublease totaled approximately $115,000, $93,000 and $84,000 for the years ended January 31, 2007, 2006, and
2005, respectively.

      The Registrant and First Equity share certain common expenses that arise from sharing office space in Westport, CT. The Registrant reimburses First Equity, and vice versa, for expenses each entity incurs related to the common usage of the office space. The amounts are included in the Registrant's corporate expenses, and include expenses such as telephone, computer consulting, office cleaning, office supplies and utilities. The expenses are allocated based on base salaries of the Registrant and First Equity's personnel working in the shared space. Common expenses are approved by the Registrant and First Equity, prior to expenditure, when not of a recurring nature. The allocations are reviewed by the Registrant's CFO and the Controller of First Equity each month. In addition, a member of the Registrant's Audit Committee reviews the allocation of expenses quarterly. Some business development expenses, such as joint marketing expenses and business organizational dues, are shared on an equal basis. Management believes this method of allocation is reasonable. In addition, the amounts of expenses reimbursed by the Registrant are the actual costs incurred for the expense. These expenses average approximately $5,000 per month.

      In order to simplify the administration of payroll, certain employees of the Registrant who are authorized to perform services for both the Registrant and First Equity are paid through the payroll of First Equity. Employees of the Registrant who work exclusively for the Registrant by agreement are paid through the payroll of the Borrower, the Registrant's principal subsidiary.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST AVIATION SERVICES INC.


                                 By:  /s/  Bill L. Reznicek
                                     ----------------------------------
                                     Name:  Bill L. Reznicek
                                     Title: Vice President and Chief
                                            Financial Officer



Date: June 27, 2007